Exhibit 10.2

AMENDMENT NO. 1 TO PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO PURCHASE AGREEMENT (the “Amendment”) is made as of the 21 day of August, 2005, by and between Circle Pines Mainstreet II, LLC, a Minnesota limited liability company (“Seller”), and Northern Technologies International Corporation, a Minnesota corporation (“Buyer”).

RECITALS:

WHEREAS, Buyer and Seller entered into a certain Purchase Agreement (the “Original Purchase Agreement”) with an Effective Date of June 24, 2005 providing for the purchase and sale of certain property located at 22 Village Parkway, Circle Pines, Minnesota (the “Property”);

WHEREAS, Buyer and Seller desire to amend the Purchase Agreement to clarify the correct legal description of the Property;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

          •      Interpretation.  The Original Purchase Agreement is hereby modified and supplemented.  Wherever there exists a conflict between this Amendment and the Original Purchase Agreement, the provisions of this Amendment shall control.  Except as otherwise indicated, capitalized terms used herein shall be defined in the manner set forth in the Original Purchase Agreement.  Except as modified and supplemented herein, the Original Purchase Agreement is in full force and effect.  From and after the date hereof, the term “Purchase Agreement” shall mean the Original Purchase Agreement as amended hereby.

          •     Legal Description.  The parties agree that Exhibit A of the Purchase Agreement is hereby deleted and replaced in its entirety by the following legal description:

                Lot 2, Block 1, Village at Circle Pines Fourth Addition, Anoka County, Minnesota.

          •     Offer and Acceptance by Facsimile Transmission.  This Amendment may be executed using counterpart signature pages executed separately which, when assembled together, shall constitute a single, integrated agreement.  The parties agree that a facsimile transmission of a counterpart signature page to this Amendment executed by the transmitting party shall have the same force and effect as delivery of an originally signed counterpart signature page of this Amendment and shall be binding upon the transmitting party.  For the purposes of this paragraph, a transmittal by facsimile to Seller shall be to the following facsimile number:  612-371-3207 (Attention: Laura L. Krenz), and to Buyer at (612) 607-7100 (Attention: Elizabeth Sheehan).

SELLER:

Circle Pines Mainstreet II, LLC

By:	/s/ William H. Beard

Its:	President

BUYER:

Northern Technologies International Corporation

By:	/s/ Matthew C. Wolsfeld

Its:	Chief Financial Officer

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